UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) November 6, 2024

Superior Group of Companies, Inc.
(Exact name of registrant as specified in its charter)

Florida	001-05869	11-1385670
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

200 Central Avenue, Suite 2000, St. Petersburg, Florida (Address of principal executive offices)	33701 (Zip Code)

Registrant's telephone number including area code: (727) 397-9611
Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	SGC	NASDAQ

Item 2.02    Results of Operations and Financial Condition

The following information is being furnished under Item 2.02 of Form 8-K: Press release by Superior Group of Companies, Inc. (the “Company”) announcing its results of operations for the quarter ended September 30, 2024. A copy of this press release is attached as Exhibit 99.1 to this Form 8-K.

Item 7.01  Regulation FD Disclosure

The following information is being furnished under Item 7.01 of Form 8-K: Investor presentation by the Company posted on the Company’s website.  A copy of this presentation is attached as Exhibit 99.2 to this Form 8-K.

Item 9.0l     Financial Statements and Exhibits

(d) Exhibits

Exhibit Number	Description
99.1	Press Release, dated November 6, 2024
99.2	Investor Presentation, dated November 6, 2024
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunder duly authorized.

SUPERIOR GROUP OF COMPANIES, INC.

By:	/s/ Michael Koempel
Michael Koempel
Chief Financial Officer

Date: November 6, 2024